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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 8, 2006


                             UnionBanCal Corporation
                             -----------------------
             (Exact name of registrant as specified in its charter)


        Delaware                    001-15081                    94-1234979
        --------                    ---------                    ----------
 (State of Incorporation)     (Commission File Number)         (IRS Employer
                                                             Identification No.)


                              400 California Street
                          San Francisco, CA 94104-1302
                          ----------------------------
               (Address of principal executive offices) (Zip Code)

                               Tel. (415) 765-2969
                               -------------------
               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events.

On December 8, 2006, UnionBanCal Corporation issued the press release attached to this report as exhibit 99.1, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

     Exhibit No.       Description
     -----------       -----------
        99.1           Press Release dated December 8, 2006


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                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   December 8, 2006


                                    UNIONBANCAL CORPORATION


                                    By:  /S/ DAVID I. MATSON
                                         ---------------------------------------
                                    David I. Matson
                                    Vice Chairman and Chief Financial Officer
                                    (Duly Authorized Officer)


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                                  EXHIBIT INDEX


     Exhibit No.       Description
     -----------       -----------
        99.1           Press Release dated December 8, 2006